Exhibit 99.1
NEWS RELEASE
TCF Financial Corporation • 333 West Fort Street, Suite 1800 • Detroit, MI 48226
FOR IMMEDIATE RELEASE

Contact:
Tom Wennerberg	(248) 498-2872	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS THIRD QUARTER 2019 RESULTS
AND ANNOUNCES $150 MILLION SHARE REPURCHASE AUTHORIZATION
TCF also announces quarterly cash dividends on common and preferred stock
Third Quarter Highlights
•Quarterly net income of $22.1 million, or $0.15 per diluted share
•Adjusted diluted earnings per common share of $0.98(1), excluding $106.2 million, or $0.83 per share, after-tax impact of merger-related expenses and non-core items
•Successfully closed merger of equals between Legacy TCF Financial Corporation (Legacy TCF) and Chemical Financial Corporation (Chemical) on August 1, 2019
•Purchase accounting fair value credit mark of $183 million and interest rate mark of $66 million on the Chemical loans
•Efficiency ratio of 91.32%; adjusted efficiency ratio of 58.74%(1)
•Return on average common equity ("ROACE") of 1.75%; return on average tangible common equity ("ROATCE") of 2.68%(1); adjusted ROATCE of 14.96%(1)
•Repositioned assets through investment securities sales and termination of interest rate swaps to lower the risk profile, reduce asset sensitivity and and enhance capital efficiency and liquidity
•Transferred Legacy TCF auto finance portfolio to held-for-sale ($1.2 billion at September 30, 2019), resulting in a $19.3 million pre-tax loss, or $14.7 million after tax
•Net charge-off rate as a percentage of average loans and leases of 0.39%, annualized
•Common equity Tier 1 capital ratio of 10.88%
•Announced $150 million share repurchase authorization on October 28, 2019
•Announced quarterly cash dividends on common stock of $0.35 per share on October 28, 2019

Merger-related Expenses and Non-core Items in the Third Quarter(1)
•Pre-tax merger-related expenses of $111.3 million, $82.9 million net of tax, or 64 cents per diluted common share
•Pre-tax loss of $41.1 million, $23.3 million net of tax, or 19 cents per diluted common share related to non-core items, see summary of non-core adjustments below

(1)Denotes a non-GAAP financial measure. See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.

Note: TCF’s financial results for any periods ended prior to August 1, 2019 reflect Legacy TCF financial results only on a standalone basis. In addition, TCF’s reported financial results for the third quarter of 2019 reflect Legacy TCF financial results only for the month of July and the post-merger combined TCF financial results for August and September. As a result of these two factors, TCF’s financial results for the third quarter of 2019 may not be directly comparable to prior reported periods. The number of shares issued and outstanding, earnings per share, additional paid-in-capital and all references to share quantities of TCF have been retrospectively restated to reflect the equivalent number of shares issued in the Merger as the Merger was treated as a reverse merger.

Summary of Financial Results(1)
	At or For the Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
(Dollars in thousands, except per share data)	2019	2019	2019	2018	2018	2019		2018
Financial Results
Net income attributable to TCF	$22,148	$90,427	$70,494	$85,652	$86,196	(75.5)%		(74.3)%
Net interest income	371,793	254,057	254,429	253,153	253,502	46.3		46.7
Basic earnings per common share	0.15	1.07	0.83	1.00	1.00	(86.0)		(85.0)
Diluted earnings per common share	0.15	1.07	0.83	1.00	1.00	(86.0)		(85.0)
Return on average assets ("ROAA")(3)	0.26%	1.54%	1.22%	1.52%	1.55%	(128)	bps	(129)	bps
ROACE(3)	1.75	14.27	11.40	14.30	14.44	(1,252)		(1,269)
ROATCE(2)(3)	2.68	15.46	12.42	15.58	15.76	(1,278)		(1,308)
Net interest margin (FTE)(3)	4.14	4.49	4.61	4.67	4.73	(35)		(59)
Net charge-offs as a percentage of average loans and leases(3)	0.39	0.29	0.39	0.46	0.15	10		24
Nonperforming assets as a percentage of total loans and leases and other real estate owned	0.62	0.62	0.63	0.65	0.59	—		3
Efficiency ratio	91.32	65.11	70.70	66.30	67.41	2,621		2,391
Adjusted Financial Results (non-GAAP)
Adjusted net income attributable to TCF(2)	$128,301	$93,650	$77,700	$85,652	$86,196	37.0%		48.8%
Adjusted diluted earnings per common share(2)	0.98	1.11	0.91	1.00	1.00	(11.7)		(2.0)
Adjusted ROAA(2)(3)	1.34%	1.59%	1.34%	1.52%	1.55%	(25)	bps	(21)	bps
Adjusted ROACE(2)(3)	11.21	14.79	12.61	14.30	14.44	(358)		(323)
Adjusted ROATCE(2)(3)	14.96	16.02	13.72	15.58	15.76	(106)		(80)
Adjusted efficiency ratio(2)	58.74	61.48	65.67	63.89	64.91	(274)		(617)
(1)Financial results for any periods ended prior to August 1, 2019 reflect Legacy TCF financials on a standalone basis. Certain reclassifications have been made to prior period financial statements to conform to the current period presentation.
(2)Denotes a non-GAAP financial measure. See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.
(3)Annualized.

The following table includes merger-related expenses and non-core items used to arrive at adjusted net income in the Adjusted Financial Results (non-GAAP) (see Reconciliation of Non-GAAP Financial Measures).

	For the quarter ended September 30, 2019
(Dollars in thousands, except per share data)	Pre-tax income (loss)	After-tax benefit (loss)(1)	Per Share
Merger-related expenses	$(111,259)	$(82,862)	$(0.64)
Non-core items:
Transfer of Legacy TCF auto finance portfolio to held-for-sale(2)	(19,264)	(14,664)	(0.11)
Termination of interest rate swaps(3)	(17,302)	(13,170)	(0.10)
Write-down of company-owned vacant land parcels(4)	(5,890)	(4,483)	(0.04)
Sale of certain investment securities(5)	5,869	4,467	0.03
Loan servicing rights impairment(3)	(4,520)	(3,441)	(0.03)
Tax basis adjustment benefit(6)	—	8,000	0.06
Total non-core items	$(41,107)	$(23,291)	$(0.19)
Total merger-related and non-core items	$(152,366)	$(106,153)	$(0.83)

(1)Net of tax benefit at TCF's normal tax rate and other tax benefits.
(2)Included within Net (loss) gain on sales of loans and leases.
(3)Included within Other noninterest income.
(4)Included within Other noninterest expense.
(5)Included within Net gains on investment securities.
(6)Included within Income tax (benefit) expense.

DETROIT (October 28, 2019) - TCF Financial Corporation ("TCF" or the "Corporation") (NASDAQ: TCF) today reported net income of $22.1 million and diluted earnings per common share of 15 cents for the third quarter of 2019. Adjusted net income was $128.3 million, or 98 cents per diluted earnings per common share, for the third quarter of 2019, excluding merger-related expenses and non-core items of 83 cents per common share (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

"Following the closing of the merger of equals on August 1, we continue to make progress on integration initiatives and I am optimistic about the growth outlook of the organization as we establish our roadmaps for execution on business synergy opportunities," said Craig R. Dahl, president and chief executive officer. "Our integration program and activities remain on track, and we continue to be focused on achieving targeted cost savings, planning for systems conversions and leveraging our full-scale product offering across our broader consumer and commercial customer base throughout the Midwest. Our teams are collaborating across the organization to ensure we continue to build on the momentum that each bank brings to the table, for both continued organic growth and taking care of our customers. As we go to market as One TCF, we are well positioned to deliver shareholder value through improved efficiency and return on capital, while maintaining an exceptional customer experience."

Net Interest Income and Net Interest Margin
Net interest income was $371.8 million for the third quarter of 2019. Purchase accounting accretion and amortization included in net interest income was $28.4 million. Net interest income, excluding purchase accounting accretion and amortization, was $343.4 million. Net interest margin on a fully tax-equivalent basis (FTE) was 4.14% for the third quarter of 2019. Net interest margin FTE, excluding purchase accounting accretion and amortization, was 3.83% (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Noninterest Income
Noninterest income was $94.3 million for the third quarter of 2019. Noninterest income included the following balance sheet repositioning actions considered to be non-core items: a $19.3 million loss related to the transfer of the Legacy TCF auto finance portfolio to held-for-sale, a $17.3 million loss related to the termination of interest rate swaps, and a gain of $5.9 million related to the sale of $1.6 billion of certain investment securities. Noninterest income additionally included $4.5 million of loan servicing rights impairment, also considered a non-core item. Adjusted noninterest income for the third quarter of 2019 was $129.5 million (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables). The third quarter of 2019 also included a $2.1 million unrealized loss related to interest rate swaps mark-to-market adjustments resulting from changes in the interest rate environment. Noninterest income, excluding the interest rate swap mark-to-market adjustment and non-core items discussed previously, was $131.6 million for the third quarter of 2019.

Noninterest Expense
Noninterest expense was $425.6 million for the third quarter of 2019 and included $111.3 million of merger-related expenses. Noninterest expense also included $5.9 million of expense, included within other noninterest expense, related to the write-down of company-owned vacant land parcels, considered a non-core item. Excluding merger-related expenses and the write-down of company-owned vacant land parcels, adjusted noninterest expense was $308.5 million (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Income Tax (Benefit) Expense
Income tax benefit for the third quarter of 2019 was $11.7 million. The third quarter of 2019 included an $8.0 million tax basis adjustment benefit. The third quarter of 2019 also included a $5.7 million benefit provided by the repricing of TCF's net deferred tax position in conjunction with the completion of the merger and is reflected in the after-tax impact of merger-related expenses.

Credit Quality
Provision for credit losses Provision for credit losses was $27.2 million for the third quarter of 2019.

Net charge-off rate The annualized net charge-offs as a percentage of average loans and leases was 0.39% for the third quarter of 2019.

Allowance for Loan and Lease Losses Allowance for loan and lease losses was $121.2 million, or 0.36% of total loans and leases, at September 30, 2019. Loans acquired in the Merger were recorded at their fair value as of the merger date without a carryover of the related allowance, and as of September 30, 2019, the determination was made that no allowance was needed for this population of loans. Allowance for loan and lease losses and the credit discount on acquired loans was $297.0 million, or 0.89% of total loans and leases at September 30, 2019.

Nonaccrual loans and leases Nonaccrual loans and leases were $181.8 million at September 30, 2019 and represented 0.54% of total loans and leases.

Balance Sheet
Loans and leases Loans and leases were $33.5 billion at September 30, 2019, compared to $19.2 billion at June 30, 2019. Loan and lease balances were impacted by the addition of Chemical's $15.7 billion loan and lease portfolio, partially offset by the transfer of the Legacy TCF auto finance portfolio to held-for-sale ($1.2 billion at September 30, 2019).

Investment securities The investment securities portfolio was $5.7 billion at September 30, 2019, compared to $3.3 billion at June 30, 2019. Portfolio balances were impacted by the addition of Chemical's $3.8 billion investment securities portfolio and the subsequent sale of $1.6 billion of these investment securities during the third quarter of 2019.

Deposits Deposits were $35.3 billion at September 30, 2019, compared to $19.1 billion at June 30, 2019. Deposit balances were impacted by the addition of $16.8 billion of Chemical deposits during the third quarter of 2019.

Capital The common equity Tier 1 capital ratio was 10.88% at September 30, 2019.

TCF's board of directors approved an authorization to repurchase up to $150 million of TCF common stock.

TCF’s board of directors also declared a regular quarterly cash dividend of $0.35 per common share payable on December 2, 2019 to shareholders of record at the close of business on November 15, 2019. In addition, the board of directors declared a quarterly cash dividend of $0.35625 per depositary share payable on December 2, 2019 to shareholders of record of the depositary shares, representing a 1/1,000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock, at the close of business on November 15, 2019.

Conference Call Details TCF will host a conference call to discuss third quarter 2019 results on Tuesday, October 29, 2019 at 10:00 a.m. Eastern Daylight Time. The conference call will be available via a live webcast on the Investor Relations section of TCF's website, ir.tcfbank.com, and archived for replay. The conference call can also be accessed by dialing (844) 512-2926 and entering access code 3865677. To listen to the replay via phone, please dial (877) 344-7529 and enter access code 10135947. The replay begins approximately one hour after the call is completed on Tuesday, October 29, 2019 and will be available through Tuesday, November 5, 2019.

TCF Financial Corporation (NASDAQ: TCF) is a Detroit, Michigan-based financial holding company with $46 billion in total assets and a top 10 deposit market share in the Midwest at September 30, 2019. TCF’s primary banking subsidiary, TCF National Bank, is a premier Midwest bank offering consumer and commercial banking, trust and wealth management, and specialty leasing and lending products and services to consumers, small businesses and commercial clients. TCF has more than 500 branches primarily located in Michigan, Illinois and Minnesota with additional locations in Arizona, Colorado, Indiana, Ohio, South Dakota and Wisconsin. TCF also conducts business across all 50 states and Canada through its specialty lending and leasing businesses. To learn more about TCF, visit ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Corporation's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Corporation's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Corporation's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Corporation's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted diluted earnings per common share, adjusted ROAA, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Corporation's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Corporation in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and non-core items management believes it is useful to investors in understanding TCF's business and operating results.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)
						Change From
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2019		Sep. 30, 2018
	2019	2019	2019	2018	2018	$	%	$	%
ASSETS:
Cash and cash equivalents:
Cash and due from banks	$586,060	$294,566	$283,659	$279,267	$306,834	$291,494	99.0%	$279,226	91.0%
Interest-bearing deposits with other banks	736,954	260,705	180,163	307,790	263,134	476,249	182.7	473,820	180.1
Total cash and cash equivalents	1,323,014	555,271	463,822	587,057	569,968	767,743	138.3	753,046	132.1
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	290,238	105,659	103,644	91,654	80,672	184,579	174.7	209,566	N.M.
Investment securities:
Carried at fair value	5,579,835	3,109,803	2,945,342	2,470,065	2,379,546	2,470,032	79.4	3,200,289	134.5
Held-to-maturity, at amortized cost	144,000	144,919	148,024	148,852	152,881	(919)	(0.6)	(8,881)	(5.8)
Total investment securities	5,723,835	3,254,722	3,093,366	2,618,917	2,532,427	2,469,113	75.9	3,191,408	126.0
Loans and leases held-for-sale	1,436,069	74,410	64,468	90,664	114,198	1,361,659	N.M.	1,321,871	N.M.
Loans and leases	33,510,752	19,185,137	19,384,210	19,073,020	18,422,088	14,325,615	74.7	15,088,664	81.9
Allowance for loan and lease losses	(121,218)	(146,503)	(147,972)	(157,446)	(160,621)	25,285	17.3	39,403	24.5
Loans and leases, net	33,389,534	19,038,634	19,236,238	18,915,574	18,261,467	14,350,900	75.4	15,128,067	82.8
Premises and equipment, net	554,194	432,751	429,711	427,534	429,648	121,443	28.1	124,546	29.0
Goodwill	1,265,111	154,757	154,757	154,757	154,757	1,110,354	N.M.	1,110,354	N.M.
Other intangible assets, net	215,910	18,885	19,684	20,496	21,339	197,025	N.M.	194,571	N.M.
Loan servicing rights	55,301	19	20	23	25	55,282	N.M.	55,276	N.M.
Other assets	1,439,305	991,722	853,005	792,936	740,284	447,583	45.1	699,021	94.4
Total assets	$45,692,511	$24,626,830	$24,418,715	$23,699,612	$22,904,785	$21,065,681	85.5	$22,787,726	99.5
LIABILITIES AND EQUITY:
Deposits:
Noninterest-bearing	$7,979,900	$4,062,912	$4,104,652	$3,936,155	$3,974,333	$3,916,988	96.4%	$4,005,567	100.8%
Interest-bearing	27,306,174	15,049,475	14,919,459	14,967,531	14,522,178	12,256,699	81.4	12,783,996	88.0
Total deposits	35,286,074	19,112,387	19,024,111	18,903,686	18,496,511	16,173,687	84.6	16,789,563	90.8
Short-term borrowings	2,607,300	350,764	355,992	—	2,324	2,256,536	N.M.	2,604,976	N.M.
Long-term borrowings	860,482	1,617,531	1,411,426	1,449,472	1,171,541	(757,049)	(46.8)	(311,059)	(26.6)
Other liabilities	1,245,238	835,630	981,341	790,194	706,397	409,608	49.0	538,841	76.3
Total liabilities	39,999,094	21,916,312	21,772,870	21,143,352	20,376,773	18,082,782	82.5	19,622,321	96.3
Equity:
Preferred stock	169,302	169,302	169,302	169,302	169,302	—	—	—	—
Common stock	153,571	87,944	88,063	88,198	88,201	65,627	74.6	65,370	74.1
Additional paid-in capital	3,478,159	781,788	789,467	798,627	795,856	2,696,371	N.M.	2,682,303	N.M.
Retained earnings	1,840,214	1,874,308	1,810,701	1,766,994	1,708,410	(34,094)	(1.8)	131,804	7.7
Accumulated other comprehensive income (loss)	56,228	37,334	5,481	(33,138)	(65,259)	18,894	50.6	121,487	N.M.
Treasury stock at cost and other	(27,370)	(265,016)	(246,621)	(252,182)	(189,652)	237,646	89.7	162,282	85.6
Total TCF Financial Corporation shareholders' equity	5,670,104	2,685,660	2,616,393	2,537,801	2,506,858	2,984,444	111.1	3,163,246	126.2
Non-controlling interest	23,313	24,858	29,452	18,459	21,154	(1,545)	(6.2)	2,159	10.2
Total equity	5,693,417	2,710,518	2,645,845	2,556,260	2,528,012	2,982,899	110.0	3,165,405	125.2
Total liabilities and equity	$45,692,511	$24,626,830	$24,418,715	$23,699,612	$22,904,785	$21,065,681	85.5	$22,787,726	99.5
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2019		Sep. 30, 2018
	2019	2019	2019	2018	2018	$	%	$	%
Interest income:
Interest and fees on loans and leases	$417,370	$283,282	$283,238	$275,200	$269,167	$134,088	47.3%	$148,203	55.1%
Interest on investment securities:						—	—	—	—
Taxable	31,038	22,041	16,666	13,915	11,498	8,997	40.8	19,540	169.9
Tax-exempt	3,385	1,208	2,684	4,147	4,328	2,177	180.2	(943)	(21.8)
Interest on loans held-for-sale	1,408	599	825	1,405	3,625	809	135.1	(2,217)	(61.2)
Interest on other earning assets	6,607	3,651	3,481	3,242	3,089	2,956	81.0	3,518	113.9
Total interest income	459,808	310,781	306,894	297,909	291,707	149,027	48.0	168,101	57.6
Interest expense:
Interest on deposits	70,900	40,646	37,608	33,462	27,479	30,254	74.4	43,421	158.0
Interest on borrowings	17,115	16,078	14,857	11,294	10,726	1,037	6.4	6,389	59.6
Total interest expense	88,015	56,724	52,465	44,756	38,205	31,291	55.2	49,810	130.4
Net interest income	371,793	254,057	254,429	253,153	253,502	117,736	46.3	118,291	46.7
Provision for credit losses	27,188	13,569	10,122	18,894	2,270	13,619	100.4	24,918	N.M.
Net interest income after provision for credit losses	344,605	240,488	244,307	234,259	251,232	104,117	43.3	93,373	37.2
Noninterest income:
Fees and service charges on deposit accounts	34,384	27,842	26,278	29,539	29,175	6,542	23.5	5,209	17.9
Leasing revenue	39,590	39,277	38,165	51,602	41,944	313	0.8	(2,354)	(5.6)
Wealth management revenue	4,241	—	—	—	—	4,241	N.M.	4,241	N.M.
Card and ATM revenue	23,315	20,496	18,659	20,093	20,074	2,819	13.8	3,241	16.1
Net (loss) gain on sales of loans and leases	(5,984)	11,141	8,217	8,795	8,502	(17,125)	N.M.	(14,486)	N.M.
Servicing fee revenue	5,121	4,523	5,110	5,523	6,032	598	13.2	(911)	(15.1)
Net gains on investment securities	5,900	1,066	451	167	94	4,834	N.M.	5,806	N.M.
Other	(12,309)	5,373	6,624	8,149	6,243	(17,682)	N.M.	(18,552)	N.M.
Total noninterest income	94,258	109,718	103,504	123,868	112,064	(15,460)	(14.1)	(17,806)	(15.9)
Noninterest expense:
Compensation and employee benefits	155,745	116,266	123,942	130,022	124,996	39,479	34.0	30,749	24.6
Occupancy and equipment	49,229	41,850	41,710	42,277	42,337	7,379	17.6	6,892	16.3
Lease financing equipment depreciation	19,408	19,133	19,256	19,085	19,525	275	1.4	(117)	(0.6)
Net foreclosed real estate and repossessed assets	2,203	2,448	4,630	4,396	3,880	(245)	(10.0)	(1,677)	(43.2)
Merger-related expenses	111,259	4,226	9,458	—	—	107,033	N.M.	111,259	N.M.
Other	87,776	52,926	54,079	54,178	55,685	34,850	65.8	32,091	57.6
Total noninterest expense	425,620	236,849	253,075	249,958	246,423	188,771	79.7	179,197	72.7
Income before income tax expense	13,243	113,357	94,736	108,169	116,873	(100,114)	(88.3)	(103,630)	(88.7)
Income tax (benefit) expense	(11,735)	19,314	21,287	20,013	28,034	(31,049)	N.M.	(39,769)	N.M.
Income after income tax expense	24,978	94,043	73,449	88,156	88,839	(69,065)	(73.4)	(63,861)	(71.9)
Income attributable to non-controlling interest	2,830	3,616	2,955	2,504	2,643	(786)	(21.7)	187	7.1
Net income attributable to TCF Financial Corporation	22,148	90,427	70,494	85,652	86,196	(68,279)	(75.5)	(64,048)	(74.3)
Preferred stock dividends	2,494	2,494	2,493	2,494	2,494	—	—	—	—
Net income available to common shareholders	$19,654	$87,933	$68,001	$83,158	$83,702	$(68,279)	(77.6)	$(64,048)	(76.5)
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,		Change
(Dollars in thousands, except per share data)	2019	2018	$	%
Interest income:
Interest and fees on loans and leases	$983,890	$806,935	$176,955	21.9%
Interest on investment securities:
Taxable	69,745	27,491	42,254	153.7
Tax-exempt	7,277	12,991	(5,714)	(44.0)
Interest on loans held-for-sale	2,832	5,281	(2,449)	(46.4)
Interest on other earning assets	13,739	8,722	5,017	57.5
Total interest income	1,077,483	861,420	216,063	25.1
Interest expense:
Interest on deposits	149,154	74,228	74,926	100.9
Interest on borrowings	48,050	31,850	16,200	50.9
Total interest expense	197,204	106,078	91,126	85.9
Net interest income	880,279	755,342	124,937	16.5
Provision for credit losses	50,879	27,874	23,005	82.5
Net interest income after provision for credit losses	829,400	727,468	101,932	14.0
Noninterest income:
Fees and service charges on deposit accounts	88,504	83,703	4,801	5.7
Leasing revenue	117,032	121,001	(3,969)	(3.3)
Wealth management revenue	4,241	—	4,241	N.M.
Card and ATM revenue	62,470	58,313	4,157	7.1
Net gains on sales of loans and leases	13,374	24,900	(11,526)	(46.3)
Servicing fee revenue	14,754	21,811	(7,057)	(32.4)
Net gains (losses) on investment securities	7,417	181	7,236	N.M.
Other	(312)	20,620	(20,932)	N.M.
Total noninterest income	307,480	330,529	(23,049)	(7.0)
Noninterest expense:
Compensation and employee benefits	395,953	372,174	23,779	6.4
Occupancy and equipment	132,789	123,562	9,227	7.5
Lease financing equipment depreciation	57,797	54,744	3,053	5.6
Net foreclosed real estate and repossessed assets	9,281	12,654	(3,373)	(26.7)
Merger-related expenses	124,943	—	124,943	N.M.
Other	194,781	201,308	(6,527)	(3.2)
Total noninterest expense	915,544	764,442	151,102	19.8
Income before income tax expense	221,336	293,555	(72,219)	(24.6)
Income tax expense	28,866	66,083	(37,217)	(56.3)
Income after income tax expense	192,470	227,472	(35,002)	(15.4)
Income attributable to non-controlling interest	9,401	8,766	635	7.2
Net income attributable to TCF Financial Corporation	183,069	218,706	(35,637)	(16.3)
Preferred stock dividends	7,481	9,094	(1,613)	(17.7)
Impact of preferred stock redemption	—	3,481	(3,481)	(100.0)
Net income available to common shareholders	$175,588	$206,131	$(30,543)	(14.8)

Earnings per common share:
Basic	$1.79	$2.44	$(0.65)	(26.6)%
Diluted	1.79	2.43	(0.64)	(26.3)
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)
	Three Months Ended
	September 30, 2019			June 30, 2019			September 30, 2018
	Average		Yields &	Average		Yields &	Average		Yields &
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$230,767	$806	1.39%	$112,118	$1,093	3.91%	$87,485	$1,057	4.81%
Investment securities held-to-maturity	143,078	602	1.68	146,296	924	2.53	153,652	988	2.57
Investment securities available-for-sale:
Taxable	4,232,878	30,436	2.88	2,711,984	21,117	3.11	1,525,665	10,511	2.76
Tax-exempt(3)	643,576	4,283	2.66	222,534	1,530	2.75	823,854	5,478	2.66
Loans and leases held-for-sale	118,482	1,408	4.74	40,835	599	5.88	216,669	3,625	6.64
Loans and leases(1)(3)(4)
Commercial and industrial	9,290,978	146,865	6.25	6,683,060	109,679	6.56	5,956,211	94,971	6.33
Commercial real estate	6,964,643	97,042	5.45	3,069,969	39,204	5.05	2,840,005	35,214	4.85
Lease financing	2,570,567	32,833	5.11	2,565,175	32,899	5.13	2,473,793	32,110	5.19
Residential mortgage	4,853,627	51,511	4.23	2,337,818	28,665	5.91	1,691,691	22,642	5.32
Consumer installment	2,389,830	34,543	5.73	1,586,633	22,262	3.64	2,449,414	34,439	5.58
Home equity	3,433,830	56,166	6.49	2,997,050	51,588	5.48	3,005,196	50,753	6.70
Total loans and leases(1)(3)(4)	29,503,475	418,960	5.62	19,239,705	284,297	5.91	18,416,310	270,129	5.82
Interest-bearing deposits with banks and other	933,014	5,800	2.44	280,075	2,557	3.64	218,771	2,031	3.69
Total interest-earning assets	35,805,270	462,295	5.11	22,753,547	312,117	5.48	21,442,406	293,819	5.44
Other assets	3,289,096			1,730,275			1,461,998
Total assets	$39,094,366			$24,483,822			$22,904,404
LIABILITIES AND EQUITY:
Noninterest bearing deposits	$6,564,195			$3,980,811			$3,874,421
Interest-bearing deposits:
Checking	4,805,843	5,520	0.46%	2,479,814	440	0.07%	2,427,288	234	0.04%
Savings	7,676,165	14,110	0.73	6,452,510	12,314	0.77	5,620,161	4,994	0.35
Money market	3,490,922	13,037	1.48	1,430,556	4,588	1.29	1,496,223	2,941	0.78
Certificates of deposit	7,320,720	38,233	2.07	4,527,822	23,304	2.06	4,868,286	19,310	1.57
Total interest-bearing deposits	23,293,650	70,900	1.21	14,890,702	40,646	1.09	14,411,958	27,479	0.76
Total deposits	29,857,845	70,900	0.94	18,871,513	40,646	0.86	18,286,379	27,479	0.60
Borrowings:
Short-term borrowings	1,884,228	5,345	1.11	321,043	2,131	2.63	3,357	21	2.44
Long-term borrowings	1,472,150	11,769	3.17	1,657,527	13,946	3.34	1,351,585	10,705	3.13
Total borrowings	3,356,378	17,114	2.01	1,978,570	16,077	3.23	1,354,942	10,726	3.13
Total interest-bearing liabilities	26,650,028	88,014	1.31	16,869,272	56,723	1.34	15,766,900	38,205	0.96
Total deposits and borrowings	33,214,223	88,014	1.05	20,850,083	56,723	1.09	19,641,321	38,205	0.77
Accrued expenses and other liabilities	1,197,014			969,723			751,100
Total liabilities	34,411,237			21,819,806			20,392,421
Total TCF Financial Corporation shareholders' equity	4,657,613			2,634,386			2,488,435
Non-controlling interest in subsidiaries	25,516			29,630			23,548
Total equity	4,683,129			2,664,016			2,511,983
Total liabilities and equity	$39,094,366			$24,483,822			$22,904,404
Net interest spread (FTE)			4.06%			4.39%			4.67%
Net interest income(FTE) and net interest margin(FTE)		$374,281	4.14%		$255,394	4.49%		$255,614	4.73%
Reconciliation to Reported Net Interest Income
Net interest income (FTE)		$374,281			$255,394			$255,614
Adjustments for taxable equivalent interest(1)(3)
Loans and leases		(1,590)			(1,015)			(962)
Tax-exempt investment securities		(898)			(322)			(1,150)
Total FTE adjustments		(2,488)			(1,337)			(2,112)
Net interest income (GAAP)		$371,793			$254,057			$253,502
Net interest margin (GAAP)		4.12%			4.48%			4.69%
(1)Interest and yields are presented on a fully tax-equivalent basis.
(2)Annualized
(3)The yield on tax-exempt loans, leases and investment securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.
(4)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Nine Months Ended September 30,
	2019			2018
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$149,801	$2,860	2.55%	$90,600	$2,698	3.98%
Investment securities held-to-maturity	145,627	2,061	1.89	156,170	3,005	2.57
Investment securities available-for-sale:
Taxable	3,029,754	67,684	2.98	1,258,708	24,487	2.59
Tax-exempt(3)	461,499	9,210	2.66	824,551	16,444	2.66
Loans and leases held-for-sale	71,739	2,832	5.27	108,992	5,281	6.48
Loans and leases(1)(3)(4)
Commercial and industrial	7,499,975	363,260	6.45	6,189,854	288,522	6.21
Commercial real estate	4,332,238	173,983	5.30	2,800,912	99,940	4.71
Lease financing	2,554,521	98,116	5.12	2,453,344	92,201	5.01
Residential mortgage	3,188,294	109,634	4.59	1,731,913	69,424	5.36
Consumer installment	1,945,059	82,305	5.66	2,729,135	112,454	5.51
Home equity	3,161,083	160,206	6.78	3,013,433	147,210	6.53
Total loans and leases(1)(3)(4)	22,681,170	987,504	5.80	18,918,591	809,751	5.71
Interest-bearing deposits with banks and other	494,007	10,878	2.92	225,203	6,023	3.58
Total interest-earning assets	27,033,597	1,083,029	5.33	21,582,815	867,689	5.36
Other assets	2,249,678			1,448,293
Total assets	$29,283,275			$23,031,108
LIABILITIES AND EQUITY:
Noninterest bearing deposits	$4,831,271			$3,833,543
Interest-bearing deposits:
Checking	3,256,409	6,347	0.26%	2,449,723	466	0.03%
Savings	6,799,432	37,094	0.73	5,520,287	11,895	0.29
Money market	2,144,697	22,078	1.38	1,588,210	7,970	0.67
Certificates of deposit	5,500,105	83,635	2.03	4,924,804	53,897	1.46
Total interest-bearing deposits	17,700,643	149,154	1.13	14,483,024	74,228	0.69
Total deposits	22,531,914	149,154	0.88	18,316,567	74,228	0.54
Borrowings:
Short-term borrowings	838,750	9,433	1.48	3,473	58	2.23
Long-term borrowings	1,543,398	38,616	3.32	1,435,088	31,792	2.94
Total borrowings	2,382,148	48,049	2.67	1,438,561	31,850	2.93
Total interest-bearing liabilities	20,082,791	197,203	1.31	15,921,585	106,078	0.89
Total deposits and borrowings	24,914,062	197,203	1.06	19,755,128	106,078	0.72
Accrued expenses and other liabilities	1,052,709			741,222
Total liabilities	25,966,771			20,496,350
Total TCF Financial Corporation shareholders' equity	3,289,946			2,509,625
Non-controlling interest in subsidiaries	26,558			25,133
Total equity	3,316,504			2,534,758
Total liabilities and equity	$29,283,275			$23,031,108
Net interest spread (FTE)			4.27			4.64
Net interest income (FTE) and net interest margin (FTE)		$885,826	4.36		$761,611	4.70
Reconciliation to Reported Net Interest Income
Net interest income (FTE)		$885,826			$761,611
Adjustments for taxable equivalent interest(1)(3)
Loans		(3,614)			(2,816)
Tax-exempt investment securities		(1,933)			(3,453)
Total FTE adjustments		(5,547)			(6,269)
Net interest income (GAAP)		$880,279			$755,342
Net interest margin (GAAP)		4.35%			4.68%
(1)Interest and yields are presented on a fully tax-equivalent basis.
(2)Annualized
(3)The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.
(4)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2019		Sep. 30, 2018
(Dollars in thousands)	2019	2019	2019	2018	2018	$	%	$	%
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	$230,767	$112,118	$105,135	$87,321	$87,485	$118,649	105.8%	$143,282	163.8%
Investment securities held-to-maturity	143,078	146,296	147,556	150,016	153,652	(3,218)	(2.2)	(10,574)	(6.9)
Investment securities available-for-sale:
Taxable	4,232,878	2,711,984	2,121,196	1,779,654	1,525,665	1,520,894	56.1	2,707,213	177.4
Tax-exempt	643,576	222,534	516,995	788,806	823,854	421,042	189.2	(180,278)	(21.9)
Loans and leases held-for-sale	118,482	40,835	55,204	86,169	216,669	77,647	190.1	(98,187)	(45.3)
Loans and leases(1) :
Commercial and industrial	9,290,978	6,683,060	6,495,163	6,116,369	5,956,211	2,607,918	39.0	3,334,767	56.0
Commercial real estate	6,964,643	3,069,969	2,917,631	2,795,403	2,840,005	3,894,674	126.9	4,124,638	145.2
Lease financing	2,570,567	2,565,175	2,527,346	2,479,045	2,473,793	5,392	0.2	96,774	3.9
Residential mortgage	4,853,627	2,337,818	2,345,881	1,957,323	1,691,691	2,515,809	107.6	3,161,936	186.9
Consumer installment	2,389,830	1,586,633	1,852,813	2,134,568	2,449,414	803,197	50.6	(59,584)	(2.4)
Home equity	3,433,830	2,997,050	3,048,128	3,072,697	3,005,196	436,780	14.6	428,634	14.3
Total loans and leases(1)	29,503,475	19,239,705	19,186,962	18,555,405	18,416,310	10,263,770	53.3	11,087,165	60.2
Interest-bearing deposits with banks and other	933,014	280,075	261,556	243,038	218,771	652,939	N.M.	714,243	N.M.
Total interest-earning assets	35,805,270	22,753,547	22,394,604	21,690,409	21,442,406	13,051,723	57.4	14,362,864	67.0
Other assets	3,289,096	1,730,275	1,712,337	1,463,844	1,461,998	1,558,821	90.1	1,827,098	125.0
Total assets	$39,094,366	$24,483,822	$24,106,941	$23,154,253	$22,904,404	$14,610,544	59.7	$16,189,962	70.7
LIABILITIES AND EQUITY:
Noninterest bearing deposits	$6,564,195	$3,980,811	$3,919,746	$3,873,023	$3,874,421	$2,583,384	64.9%	$2,689,774	69.4%
Interest-bearing deposits:
Checking	4,805,843	2,479,814	2,457,767	2,403,370	2,427,288	2,326,029	93.8	2,378,555	98.0
Savings	7,676,165	6,452,510	6,253,992	5,922,724	5,620,161	1,223,655	19.0	2,056,004	36.6
Money market	3,490,922	1,430,556	1,490,631	1,449,531	1,496,223	2,060,366	144.0	1,994,699	133.3
Certificates of deposit	7,320,720	4,527,822	4,622,120	4,818,211	4,868,286	2,792,898	61.7	2,452,434	50.4
Total interest-bearing deposits	23,293,650	14,890,702	14,824,510	14,593,836	14,411,958	8,402,948	56.4	8,881,692	61.6
Total deposits	29,857,845	18,871,513	18,744,256	18,466,859	18,286,379	10,986,332	58.2	11,571,466	63.3
Borrowings:
Short-term borrowings	1,884,228	321,043	293,499	2,738	3,357	1,563,185	N.M.	1,880,871	N.M.
Long-term borrowings	1,472,150	1,657,527	1,500,832	1,344,228	1,351,585	(185,377)	(11.2)	120,565	8.9
Total borrowings	3,356,378	1,978,570	1,794,331	1,346,966	1,354,942	1,377,808	69.6	2,001,436	147.7
Total interest-bearing liabilities	26,650,028	16,869,272	16,618,841	15,940,802	15,766,900	9,780,756	58.0	10,883,128	69.0
Total deposits and borrowings	33,214,223	20,850,083	20,538,587	19,813,825	19,641,321	12,364,140	59.3	13,572,902	69.1
Accrued expenses and other liabilities	1,197,014	969,723	989,104	822,558	751,100	227,291	23.4	445,914	59.4
Total liabilities	34,411,237	21,819,806	21,527,691	20,636,383	20,392,421	12,591,431	57.7	14,018,816	68.7
Total TCF Financial Corporation shareholders' equity	4,657,613	2,634,386	2,554,729	2,495,952	2,488,435	2,023,227	76.8	2,169,178	87.2
Non-controlling interest in subsidiaries	25,516	29,630	24,521	21,918	23,548	(4,114)	(13.9)	1,968	8.4
Total equity	4,683,129	2,664,016	2,579,250	2,517,870	2,511,983	2,019,113	75.8	2,171,146	86.4
Total liabilities and equity	$39,094,366	$24,483,822	$24,106,941	$23,154,253	$22,904,404	$14,610,544	59.7	$16,189,962	70.7
N.M. Not Meaningful
(1)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2019	2019	2019	2018	2018	2019		2018
ASSETS:
Federal Home Loan Bank and Federal Reserve Bank stocks	1.39%	3.91%	3.70%	4.19%	4.81%	(252)	bps	(342)	bps
Investment securities held-to-maturity	1.68	2.53	1.45	2.58	2.57	(85)		(89)
Investment securities available-for-sale:
Taxable	2.88	3.11	3.04	2.91	2.76	(23)		12
Tax-exempt(3)	2.66	2.75	2.63	2.66	2.66	(9)		—
Loans and leases held-for-sale	4.74	5.88	6.05	6.48	6.64	(114)		(190)
Loans and leases(1)(3):
Commercial and industrial	6.25	6.56	6.63	6.36	6.33	(31)		(8)
Commercial real estate	5.45	5.05	5.17	5.02	4.85	40		60
Lease financing	5.11	5.13	5.13	5.32	5.19	(2)		(8)
Residential mortgage	4.23	5.91	5.97	5.27	5.32	(168)		(109)
Consumer installment	5.73	3.64	3.87	5.62	5.58	209		15
Home equity	6.49	5.48	5.55	6.86	6.70	101		(21)
Total loans and leases(1)	5.62	5.91	5.97	5.90	5.82	(29)		(20)
Interest-bearing deposits with banks and other	2.44	3.64	3.87	3.79	3.69	(120)		(125)

Total interest-earning assets	5.11	5.48	5.55	5.49	5.44	(37)		(33)

LIABILITIES:
Interest-bearing deposits:
Checking	0.46	0.07	0.06	0.04	0.04	39		42
Savings	0.73	0.77	0.69	0.54	0.35	(4)		38
Money market	1.48	1.29	1.21	0.99	0.78	19		70
Certificates of deposit	2.07	2.06	1.94	1.77	1.57	1		50
Total interest-bearing deposits	1.21	1.09	1.03	0.91	0.76	12		45
Total deposits	0.94	0.86	0.81	0.72	0.60	8		34
Borrowings:
Short-term borrowings	1.11	2.63	2.67	2.74	2.44	(152)		(133)
Long-term borrowings	3.17	3.34	3.44	3.31	3.13	(17)		4
Total borrowings	2.01	3.23	3.31	3.31	3.13	(122)		(112)

Total interest-bearing liabilities	1.31	1.34	1.28	1.11	0.96	(3)		35

Net interest margin (FTE)	4.14	4.49	4.61	4.67	4.73	(35)		(59)
(1)Annualized
(2)Yields are presented on a fully tax-equivalent basis.
(3)The yield on tax-exempt debt securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Loans (Unaudited)

Composition of Loans

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Commercial and industrial	$10,810,534	$6,572,393	$6,790,956	$6,220,632	$5,995,118	$4,238,141	$4,815,416
Commercial real estate	8,876,779	3,262,487	2,965,796	2,908,313	2,773,761	5,614,292	6,103,018
Lease financing	2,594,373	2,582,613	2,551,344	2,530,163	2,455,511	11,760	138,862
Residential mortgage	6,057,404	2,368,411	2,376,878	2,335,835	1,847,130	3,688,993	4,210,274
Consumer installment	1,562,252	1,474,480	1,722,557	2,003,572	2,296,241	87,772	(733,989)
Home equity	3,609,410	2,924,753	2,976,679	3,074,505	3,054,327	684,657	555,083
Total	$33,510,752	$19,185,137	$19,384,210	$19,073,020	$18,422,088	$14,325,615	$15,088,664

Composition of Deposits

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Noninterest-bearing deposits	$7,979,900	$4,062,912	$4,104,652	$3,936,155	$3,974,333	$3,916,988	$4,005,567
Interest-bearing deposits:
Checking	6,266,740	2,498,042	2,532,688	2,459,617	2,420,896	3,768,698	3,845,844
Savings	8,347,541	6,503,102	6,426,465	6,107,812	5,724,582	1,844,439	2,622,959
Money market	4,305,921	1,443,004	1,468,308	1,609,422	1,504,952	2,862,917	2,800,969
Certificates of deposit	8,385,972	4,605,327	4,491,998	4,790,680	4,871,748	3,780,645	3,514,224
Total interest-bearing deposits	27,306,174	15,049,475	14,919,459	14,967,531	14,522,178	12,256,699	12,783,996
Total deposits	$35,286,074	$19,112,387	$19,024,111	$18,903,686	$18,496,511	$16,173,687	$16,789,563

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited)

Allowance for Loan and Lease Losses

	Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,
	2019		2019		2019		2018		2018
		% of		% of		% of		% of		% of
(Dollars in thousands)	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio
Commercial and industrial	$39,974	0.37%	$38,605	0.59%	$38,639	0.57%	$41,103	0.66%	$40,211	0.67%
Commercial real estate	24,090	0.27	22,747	0.70	20,659	0.70	22,877	0.79	22,119	0.80
Lease financing	14,367	0.55	14,440	0.56	14,377	0.56	13,449	0.53	12,427	0.51
Residential mortgage	19,816	0.33	21,102	0.89	20,281	0.85	21,436	0.92	22,312	1.21
Consumer installment	1,859	0.12	26,731	1.81	30,477	1.77	35,151	1.75	40,606	1.77
Home equity	21,112	0.58	22,878	0.78	23,539	0.79	23,430	0.76	22,946	0.75
Total	$121,218	0.36%	$146,503	0.76%	$147,972	0.76%	$157,446	0.83%	$160,621	0.87%
Credit discount on acquired loans	175,759
Total allowance and discount on acquired loans	$296,977	0.89%

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
(In thousands)	2019	2019	2019	2018	2018	2019	2018
Balance, beginning of period	$146,503	$147,972	$157,446	$160,621	$165,619	$(1,469)	$(19,116)
Charge-offs	(35,547)	(21,066)	(24,431)	(27,227)	(19,448)	(14,481)	(16,099)
Recoveries	6,969	6,984	5,777	5,913	12,658	(15)	(5,689)
Net (charge-offs) recoveries	(28,578)	(14,082)	(18,654)	(21,314)	(6,790)	(14,496)	(21,788)
Provision for credit losses	27,188	13,569	10,122	18,894	2,270	13,619	24,918
Other(1)	(23,895)	(956)	(942)	(755)	(478)	(22,939)	(23,417)
Balance, end of period	$121,218	$146,503	$147,972	$157,446	$160,621	$(25,285)	$(39,403)
(1)Primarily includes the transfer of the allowance for loan and lease losses to loans and leases held for sale.

Net Charge-offs

	Quarter Ended
	Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,
	2019		2019		2019		2018		2018
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Commercial and industrial	$(17,631)	0.76%	$(5,820)	0.35%	$(5,259)	0.32%	$(9,678)	0.63%	$(2,081)	0.14%
Commercial real estate	13	—	9	—	5	—	150	(0.02)	19	—
Lease financing	(2,192)	0.34	(966)	0.15	(1,391)	0.22	(574)	0.09	(497)	0.08
Residential mortgage	(189)	0.02	(80)	0.01	(468)	0.08	(109)	0.02	3390	(0.80)
Consumer installment	(8,984)	1.50	(6,990)	1.76	(11,561)	2.50	(11,299)	2.12	(10,662)	1.74
Home equity	405	(0.05)	(235)	0.03	20	—	196	(0.03)	3041	(0.40)
Total	$(28,578)	0.39%	$(14,082)	0.29%	$(18,654)	0.39%	$(21,314)	0.46%	$(6,790)	0.15%
(1) Annualized net charge-off rate based on average loans and leases

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Over 90-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2019	2019	2019	2018	2018	2019		2018
Commercial and industrial	0.02%	—%	—%	0.01%	—%	2	bps	2	bps
Commercial real estate	0.09	—	—	—	—	9		9
Lease financing	0.09	0.12	0.10	0.07	0.07	(3)		2
Residential mortgage	0.01	0.05	0.07	0.06	0.04	(4)		(3)
Consumer installment	—	0.14	0.14	0.17	0.13	(14)		(13)
Home equity	—	—	—	—	—	—		—
Subtotal	0.04	0.03	0.04	0.04	0.03	1		1
Portfolios acquired with deteriorated credit quality	5.47	18.92	6.75	4.65	16.70	(1,345)		(1,123)
Total delinquencies	0.09	0.04	0.04	0.04	0.03	5		6
(1)Excludes nonaccrual loans and leases

Nonperforming Assets
						Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Nonaccrual loans and leases:
Commercial and industrial	$55,039	$18,483	$17,150	$26,061	$15,073	$36,556	$39,966
Commercial real estate	26,518	545	607	4,518	5,210	25,973	21,308
Lease financing	11,503	12,886	10,976	7,993	7,306	(1,383)	4,197
Residential mortgage	48,816	34,760	35,227	33,111	33,136	14,056	15,680
Consumer installment	636	8,633	9,034	8,581	7,614	(7,997)	(6,978)
Home equity	39,296	32,686	30,291	25,654	21,957	6,610	17,339
Total nonaccrual loans and leases	181,808	107,993	103,285	105,918	90,296	73,815	91,512
Other real estate owned	27,638	11,964	18,361	17,403	19,079	15,674	8,559
Total nonperforming assets	$209,446	$119,957	$121,646	$123,321	$109,375	$89,489	$100,071

Nonaccrual loans and leases as a percentage of total loans and leases	0.54%	0.56%	0.53%	0.56%	0.49%	(2) bps	5	bps
Allowance for loan and lease losses as a percentage of total loans and leases	66.67	135.66	143.27	148.65	177.88	(6,899)	(11,121)
Nonperforming assets as a percentage of total loans and leases and other real estate owned	0.62	0.62	0.63	0.65	0.59	—	3

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Capital Information (Unaudited)

	At or For the Quarter Ended					Change From
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2019	2019	2019	2018	2018	2019		2018
Dividends declared per common share	$0.35	$0.15	$0.15	$0.15	$0.15	133.3%		133.3%
Book value per common share	35.82	30.43	$29.38	$28.44	$27.58	17.7		29.9
Tangible book value per common share(1)	26.18	28.33	27.28	26.33	25.50	(7.6)		2.7
Common equity to assets	12.04%	10.22%	10.02%	9.99%	10.21%	182	bps	183	bps
Tangible common equity to tangible assets(1)	9.09	9.58	9.37	9.32	9.51	(49)		(42)

Regulatory Capital:(2)
Common equity Tier 1 capital	$4,009,214	$2,305,706	$2,266,244	$2,224,183	$2,226,820	73.9%		80.0%
Tier 1 capital	4,197,706	2,495,178	2,459,132	2,408,393	2,412,869	68.2		74.0
Total capital	4,652,708	2,811,347	2,792,419	2,750,581	2,754,615	65.5		68.9

Common equity Tier 1 capital ratio	10.88%	10.99%	10.79%	10.82%	11.04%	(11)	bps	(16)	bps
Tier 1 risk-based capital ratio	11.40	11.90	11.71	11.72	11.96	(50)		(56)
Total risk-based capital ratio	12.63	13.41	13.30	13.38	13.66	(78)		(103)
Tier 1 leverage ratio	11.16	10.27	10.26	10.44	10.58	89		58
(1)See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables
(2)September 30, 2019 amounts are preliminary pending completion and filing of the Company's regulatory reports

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands, except per share data)		2019	2019	2019	2018	2018
Net income available to common shareholders		$19,654	$87,933	$68,001	$83,158	$83,702
Less: Earnings allocated to participating securities		—	17	13	12	13
Earnings allocated to common stock	(a)	19,654	87,916	67,988	83,146	83,689
Plus: Merger-related expenses		111,259	4,226	9,458	—	—
Non-core items:
Plus: Loss on transfer of legacy TCF auto finance portfolio to held-for-sale(1)		19,264	—	—	—	—
Plus: Termination of interest rate swaps(2)		17,302	—	—	—	—
Less: Gain on sale of certain investment securities(3)		(5,869)	—	—	—	—
Plus: Write-down of company-owned vacant land parcels(4)		5,890	—	—	—	—
Plus: Loan servicing rights impairment(2)		4,520	—	—	—	—
Total non-core items		41,107	—	—	—	—
Less: Related income tax expense, net of benefits(5)		46,213	1,003	2,252	—	—
Total adjustments, net of tax		106,153	3,223	7,206	—	—
Adjusted earnings allocated to common stock	(b)	$125,807	$91,139	$75,194	$83,146	$83,689

Weighted-average common shares outstanding used in diluted earnings per common share calculation(6)	(c)	128,754,588	82,298,920	82,245,577	82,989,508	83,808,063

Diluted earnings per common share	(a) / (c)	$0.15	$1.07	$0.83	$1.00	$1.00
Adjusted diluted earnings per common share	(b) / (c)	0.98	1.11	0.91	1.00	1.00

Net income attributable to TCF		$22,148	$90,427	$70,494	$85,652	$86,196
Total adjustments, net of tax		106,153	3,223	7,206	—	—
Adjusted net income attributable to TCF		$128,301	$93,650	$77,700	$85,652	$86,196
(1)Included within Net (loss) gain on sales of loans and leases.
(2)Included within Other noninterest income.
(3)Included within Net gains (losses) on investment securities.
(4)Included within Other noninterest expense.
(5)Included within Income tax (benefit) expense.
(6)Assumes conversion of common shares, as applicable.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted net interest income and margin:

	Quarter Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands, except per share data)	2019	2019	2019	2018	2018
Net Interest Income	$371,793	$254,057	$254,429	$253,153	$253,502
Purchase accounting accretion and amortization	28,411	—	—	—	—
Net interest income, excluding purchase accounting accretion and amortization	$343,382	$254,057	$254,429	$253,153	$253,502
Net interest margin (FTE)	4.14%	4.49%	4.61%	4.67%	4.73%
Purchase accounting accretion and amortization	0.31	—	—	—	—
Net interest margin, excluding purchase accounting accretion and amortization (FTE)	3.83%	4.49%	4.61%	4.67%	4.73%

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average assets, common equity, average tangible common equity and average tangible common equity:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)		2019	2019	2019	2018	2018
Adjusted net income after tax expense:
Income after tax expense	(a)	$24,978	$94,043	$73,449	$88,156	$88,839
Plus: Merger-related expenses		111,259	4,226	9,458	—	—
Plus: Non-core items		41,107	—	—	—	—
Less: Related income tax expense, net of tax benefits		46,213	1,003	2,252	—	—
Adjusted net income after tax expense for ROAA calculation	(b)	$131,131	$97,266	$80,655	$88,156	$88,839
Net income available to common shareholders	(c)	$19,654	$87,933	$68,001	$83,158	$83,702
Plus: Other intangibles amortization		4,544	798	812	845	911
Less: Related income tax expense		1,085	189	193	198	220
Net income available to common shareholders used in ROATCE calculation	(d)	$23,113	$88,542	$68,620	$83,805	$84,393

Adjusted net income available to common shareholders:
Net income available to common shareholders		$19,654	$87,933	$68,001	$83,158	$83,702
Plus: Non-core items		41,107	—	—	—	—
Plus: Merger-related expenses		111,259	4,226	9,458	—	—
Less: Related income tax expense, net of tax benefits		46,213	1,003	2,252	—	—
Net income available to common shareholders used in adjusted ROACE calculation	(e)	125,807	91,156	75,207	83,158	83,702
Plus: Other intangibles amortization		4,544	798	812	845	911
Less: Related income tax expense		1,085	189	193	198	220
Net income available to common shareholders used in adjusted ROATCE calculation	(f)	$129,266	$91,765	$75,826	$83,805	$84,393
Average balances:
Average assets	(g)	$39,094,366	$24,483,822	$24,106,941	$23,154,253	$22,904,404
Total equity		$4,683,129	$2,664,016	$2,579,250	$2,517,870	$2,511,983
Less: Non-controlling interest in subsidiaries		25,516	29,630	24,521	21,918	23,548
Total TCF Financial Corporation shareholders' equity		4,657,613	2,634,386	2,554,729	2,495,952	2,488,435
Less: Preferred stock		169,302	169,302	169,302	169,302	169,302
Average total common shareholders' equity used in ROACE calculation	(h)	4,488,311	2,465,084	2,385,427	2,326,650	2,319,133
Less: Goodwill, net		890,155	154,757	154,757	154,757	154,757
Less: Other intangibles, net		142,925	19,270	20,080	20,907	21,772
Average tangible common shareholders' equity used in ROATCE calculation	(i)	$3,455,231	$2,291,057	$2,210,590	$2,150,986	$2,142,604

ROAA(1)	(a) / (g)	0.26%	1.54%	1.22%	1.52%	1.55%
Adjusted ROAA(1)	(b) / (g)	1.34	1.59	1.34	1.52	1.55
ROACE(1)	(c) / (h)	1.75	14.27	11.40	14.30	14.44
Adjusted ROACE(1)	(e) / (h)	11.21	14.79	12.61	14.30	14.44
ROATCE(1)	(d) / (i)	2.68	15.46	12.42	15.58	15.76
Adjusted ROATCE(1)	(f) / (i)	14.96	16.02	13.72	15.58	15.76
(1)Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio, noninterest income and noninterest expense:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)		2019	2019	2019	2018	2018
Noninterest expense	(a)	$425,620	$236,849	$253,075	$249,958	$246,423
Less: Merger-related expenses		111,259	4,226	9,458	—	—
Less: Write-down of company-owned vacant land parcels		5,890	—	—	—	—
Adjusted noninterest expense		$308,471	$232,623	$243,617	$249,958	$246,423
Less: Lease financing equipment depreciation		19,408	19,133	19,256	19,085	19,525
Less: Amortization of intangibles		4,544	798	812	845	911
Adjusted noninterest expense, efficiency ratio	(b)	$284,519	$212,692	$223,549	$230,028	$225,987

Net interest income		$371,793	$254,057	$254,429	$253,153	$253,502
Noninterest income		94,258	109,718	103,504	123,868	112,064
Total revenue	(c)	$466,051	$363,775	$357,933	$377,021	$365,566

Noninterest income		$94,258	$109,718	$103,504	$123,868	$112,064
Plus: Loss on transfer of legacy TCF auto loans to held-for-sale		19,264	—	—	—	—
Less: Termination of interest rate swaps		17,302	—	—	—	—
Less: Gain on sales of certain investment securities		(5,869)	—	—	—	—
Plus: Loan servicing rights impairment		4,520	—	—	—	—
Adjusted noninterest income		$129,475	$109,718	$103,504	$123,868	$112,064
Net interest income		$371,793	$254,057	$254,429	$253,153	$253,502
Plus: Net interest income FTE adjustment		2,488	1,337	1,722	2,100	2,112
Adjusted net interest income		$374,281	$255,394	$256,151	$255,253	$255,614
Less: Lease financing equipment depreciation		19,408	19,133	19,256	19,085	19,525
Adjusted total revenue, efficiency ratio	(d)	$484,348	$345,979	$340,399	$360,036	$348,153

Efficiency ratio	(a) / (c)	91.32%	65.11%	70.70%	66.30%	67.41%
Adjusted efficiency ratio	(b) / (d)	58.74	61.48	65.67	63.89	64.91

Computation of tangible common equity to tangible assets and tangible book value per common share:

		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands, except per share data)		2019	2019	2019	2018	2018
Total equity		$5,693,417	$2,710,518	$2,645,845	$2,556,260	$2,528,012
Less: Non-controlling interest in subsidiaries		23,313	24,858	29,452	18,459	21,154
Total TCF Financial Corporation shareholders' equity		5,670,104	2,685,660	2,616,393	2,537,801	2,506,858
Less: Preferred stock		169,302	169,302	169,302	169,302	169,302
Total common stockholders' equity	(a)	5,500,802	2,516,358	2,447,091	2,368,499	2,337,556
Less: Goodwill, net		1,265,111	154,757	154,757	154,757	154,757
Less: Other intangibles, net		215,910	18,885	19,684	20,496	21,339
Tangible common shareholders' equity	(b)	$4,019,781	$2,342,716	$2,272,650	$2,193,246	$2,161,460

Total assets	(c)	$45,692,511	$24,626,830	$24,418,715	$23,699,612	$22,904,785
Less: Goodwill, net		1,265,111	154,757	154,757	154,757	154,757
Less: Other intangibles, net		215,910	18,885	19,684	20,496	21,339
Tangible assets	(d)	$44,211,490	$24,453,188	$24,244,274	$23,524,359	$22,728,689

Common stock shares outstanding	(e)	153,571,381	82,703,469	83,303,581	83,289,382	84,757,434

Common equity to assets	(a) / (c)	12.04%	10.22%	10.02%	9.99%	10.21%
Tangible common equity to tangible assets	(b) / (d)	9.09	9.58	9.37	9.32	9.51

Book value per common share	(a) / (e)	$35.82	$30.43	$29.38	$28.44	$27.58
Tangible book value per common share	(b) / (e)	26.18	28.33	27.28	26.33	25.50
(1)